UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 2, Omaha, Nebraska, 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Suite 2, Omaha, Nebraska, 68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  3/31/14

Item 1.  Reports to Stockholders.

Discretionary Managed Futures Strategy Fund

Annual Report

March 31, 2014

Class A (FUTEX)

18 West 140 Butterfield Road,

15th Floor

Oak Brook, IL 60181

1-888-985-9750

The Discretionary Managed Futures Fund

Shareholder Letter for March 31, 2014

The Discretionary Managed Futures Fund (“FUTEX”} was launched on September 3, 2014. Since our launch, the first seven months has been a period focused on “building.”  Not only are we focused on increasing the fund’s assets, but also, in developing and building the relationships with the investment community that will hopefully contribute to the long term success of the Fund.  Much of that success is predicated on communicating the value we believe managed futures provide. In that regard, we consistently emphasize the importance of managed futures as an allocation that can provide absolute return with minimal correlation.  It is our hope that the underlying investment strategy of FUTEX can consistently provide that combination of absolute return with minimal correlationi, and to do so, with low to moderate volatility.ii

FUTEX is composed of two primary investment strategies. (i) A multi-advisor managed futures allocation, and (ii), an actively managed fixed income allocation. Within the managed futures strategy there is a sub-strategy focused on foreign exchange. Currently the Fund’s managed futures investments are managed by Meech Lake Partners LP. Meech Lake is a commodity pool operator and the Fund purchases limited partnership interests through its wholly owned subsidiary in Meech Lake.  Meech Lake then allocates the Fund’s investment among a portfolio of commodity trading advisors (“CTAs”) in an attempt to diversify the Fund’s managed futures exposure. Through its wholly-owned subsidiary, the Fund may make investments in other commodity pool operators if so chooses. Triumph Alternatives, The Fund’s advisor, manages the direct foreign exchange sub-strategy, utilizing from time to time, the trading recommendations of Dr. Rob Johnson. Fixed income allocations are made to JK Milne Asset Management who is a sub-advisor to the Fund.  The fixed income portfolio consists of government and investment grade corporate bonds with short to medium term maturities.

During the period from September 3rd 2013, to March 31st 2014 (the reporting period), The Fund experienced an Inception to date return of 1.50%.  Year to date return through March 31 was 2.11%, and the annualized standard deviation of returns (volatility) was 4.97%. Comparatively, The New Edge CTA index, our most relevant published index, returned .21%, and -2.08% respectively, for the same periods, and did so at a higher level of annualized volatility at approximately 6.27%iii.  Fund performance was attributed primarily to our investment in Meech Lake Limited Partnership, and to the aggregated returns of the Meech Lake CTA portfolio.

The first seven months since our launch can be viewed as two separate periods.  The first period from Launch to December 31, 2013, was a period where the Fund had minimal assets, and therefore was not able to effectively pursue its managed futures allocations through Meech Lake. The majority of market exposure was to fixed income and therefore, so were the returns.  By our calculation, FUTEX returned -.63% thru December 31, 2013.  In January 2014, we received a USD 10 million allocation from an institutional investor.  This allocation was crucial, and allowed FUTEX to make an allocation to Meech Lake in an amount sufficient to execute the managed futures strategy.  Through Meech Lake, the Fund’s managed futures allocations took several weeks to fully implement and by the 1st of February we went from significantly underweight in our managed futures allocation to even weight.

To the extent that CTAs position in a variety of markets, such as agricultural, energy, precious metals, and financial futures, underlying positions can be susceptible to economic, political, and regulatory events both domestically and world-wide.   However, for this reporting period it is our opinion that there was no material impact on the Fund’s returns as a result of macro- economic events or geo-political occurrences that may have affected the Fund’s investment strategies, and/or the Fund’s allocations to CTAs through its purchase of interests in Meech Lake. As we progress into our second reporting period, we look forward to achieving our investment objectives and to continue to develop our relationships with the investment community in an attempt to further the success of the Discretionary Managed Futures Strategy Fund.

Sincerely,

Stephen J. Luongo

Managing Director-Portfolio Management

Triumph Alternatives, LLC

____________

i Correlation is a statistical measure as to how two securities move in relation to one another. Correlation is computed into what is known as the correlation coefficient, which ranges between -1 and +1. Perfect positive correlation (a correlation co-efficient of +1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation means that if one security moves in either direction the security that is perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random

ii Volatility is the standard deviation of a set of returns for any given period. A security with a volatility of 10% means that its returns will have a standard deviation of 10% from its average return for a given period.

iii The New Edge CTA Index is equal-weighted and reconstituted annually and has become recognized as the key managed futures performance benchmark. The index calculates the net daily rate of return for a pool of CTAs selected from the largest managers open to new investment.

Bloomberg: NEIXCTA Index

NLD code 5073-NLD-05/28/2014

Discretionary Managed Futures Strategy Fund
PORTFOLIO REVIEW
March 31, 2014 (Unaudited)

The Fund's performance figures* for the period ended March 31, 2014, as compared to its benchmarks:
Inception** -
March 31, 2014
Discretionary Managed Futures Strategy Fund	1.30%
Barclay BTOP50 Index (a)	1.02%
S&P 500 Total Return Index (b)	15.55%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%.  Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses is 2.72% for Class A shares  per the most recent prospectus.The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until July 31, 2014, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest including Underlying Pools, or extraordinary expenses such as litigation) will not exceed 2.59% of average daily net assets attributable to Class A shares of the Fund.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the Fund’s adviser. For performance information current to the most recent month-end, please call toll-free 1-888-985-9750.

(a) The Barclay BTOP50 Index ("BTOP50") seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2013 there are 20 funds in the BTOP50 Index.

(b) The Standard and Poor’s (‘‘S&P’’) 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

** Inception date is September 3, 2013.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Corporate Bonds	37.1%
U.S. Government & Agency Obligations	35.0%
Money Market Fund	3.6%
Options Purchased on Futures Contracts	1.6%
Futures Contracts	(3.2)%
Options Written on Futures Contracts	(1.2)%
Other / Cash & Cash Equivalents	27.1%
100.0%
Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

	Discretionary Managed Futures Strategy Fund
	CONSOLIDATED PORTFOLIO OF INVESTMENTS
	March 31, 2014
Principal ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 37.1%
	AEROSPACE/DEFENSE - 1.1%
$ 40,000	Boeing Capital Corp.	4.70	10/27/2019	$ 44,631
20,000	General Dynamics Corp.	2.25	11/15/2022	18,444
60,000	Raytheon Co.	2.50	12/15/2022	56,072
				119,147
	APPAREL - 0.5%
60,000	NIKE, Inc.	2.25	5/1/2023	55,385

	AUTO MANUFACTURERS - 0.3%
35,000	Toyota Motor Credit Corp.	2.00	10/24/2018	34,937

	AUTO PART S& EQUIPMENT - 0.4%
40,000	Johnson Controls, Inc.	5.50	1/15/2016	43,225

	BANKS - 8.6%
110,000	Bank of America Corp.	2.60	1/15/2019	110,434
110,000	BB&T Corp.	6.85	4/30/2019	132,954
60,000	Citigroup, Inc.	3.50	5/15/2023	56,607
80,000	Fifth Third Bancorp	2.30	3/1/2019	79,441
45,000	Goldman Sachs Group, Inc	5.25	7/27/2021	49,815
30,000	HSBC Holdings PLC	5.10	4/5/2021	33,543
40,000	KeyCorp	5.10	3/24/2021	44,648
95,000	Morgan Stanley	5.50	1/26/2020	107,140
200,000	US Bank NA	4.95	10/30/2014	205,239
75,000	Wells Fargo & Co.	3.45	2/13/2023	72,794
				892,615
	BEVERAGES - 0.3%
30,000	Coca-Cola Co.	3.20	11/1/2023	29,502

	CHEMICALS - 0.7%
35,000	EI du Pont de Nemours & Co.	3.63	1/15/2021	36,696
35,000	Praxair, Inc.	3.00	9/1/2021	34,943
				71,639
	COMPUTERS - 0.3%
30,000	Apple, Inc.	2.40	5/3/2023	27,818

	DIVERSIFIED FINANCIAL SERVICES - 3.3%
45,000	American Express Co.	7.00	3/19/2018	53,373
90,000	Bear Stearns Cos, LLC.	5.30	10/30/2015	96,149
30,000	Capital One Bank USA NA	8.80	7/15/2019	38,506
25,000	Ford Motor Credit Co., LLC.	5.88	8/2/2021	28,766
50,000	General Electric Capital Corp.	3.15	9/7/2022	49,399
75,000	John Deere Capital Corp.	1.85	9/15/2016	76,722
				342,915
	ELECTRIC - 1.8%
40,000	Arizona Public Service Co.	8.75	3/1/2019	51,162
25,000	NiSource Finance Corp.	6.40	3/15/2018	28,837
50,000	PPL Energy Supply, LLC.	4.60	12/15/2021	50,435
50,000	Virginia Electric and Power Co.	5.95	9/15/2017	57,346
				187,780

See accompanying notes to consolidated financial statements.

	Discretionary Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
	March 31, 2014
Principal ($)		Coupon Rate (%)	Maturity	Value

	FOOD - 0.9%
$ 25,000	ConAgra Foods, Inc.	7.00	4/15/2019	$ 29,882
65,000	General Mills, Inc.	3.65	2/15/2024	65,395
				95,277
	GAS - 0.4%
35,000	Sempra Energy	6.50	6/1/2016	38,961

	HOUSEHOLD PRODUCTS/WARES - 0.3%
30,000	Clorox Co.	3.05	9/15/2022	28,819

	INSURANCE - 3.0%
45,000	Aflac, Inc.	8.50	5/15/2019	57,837
25,000	American International Group, Inc.	5.45	5/18/2017	27,899
225,000	Prudential Financial, Inc.	5.10	9/20/2014	229,893
				315,629
	INTERNET - 0.3%
35,000	eBay, Inc.	2.60	7/15/2022	33,225

	MACHINERY-CONSTRUCTION & MINING - 0.6%
60,000	Caterpillar Inc.	1.50	6/26/2017	60,039

	MEDIA - 0.7%
45,000	CBS Corp.	3.38	3/1/2022	44,081
30,000	NBCUniversal Media LLC	2.88	1/15/2023	28,979
				73,060
	MINING - 0.7%
35,000	BHP Billiton Finance USA, Ltd.	2.88	2/24/2022	34,321
40,000	Rio Tinto Finance USA PLC	2.25	12/14/2018	39,997
				74,318
	MISCELLANEOUS MANUFACTURING - 0.7%
75,000	3M Co.	1.38	9/29/2016	76,378

	OIL & GAS - 2.7%
70,000	Apache Corp.	3.25	4/15/2022	70,605
100,000	BP Capital Markets PLC	1.70	12/5/2014	100,862
50,000	Valero Energy Corp.	9.38	3/15/2019	65,065
35,000	XTO Energy, Inc.	6.50	12/15/2018	42,115
				278,647
	PHARMACEUTICALS - 1.1%
55,000	Medco Health Solutions, Inc.	7.13	3/15/2018	64,893
40,000	Merck Sharp & Dohme Corp.	5.00	6/30/2019	45,236
				110,129
	PIPELINES - 0.7%
40,000	Energy Transfer Partners LP	5.20	2/1/2022	43,180
30,000	Enterprise Products Operating, LLC.	3.90	2/15/2024	30,157
				73,337
	REITS - 0.9%
75,000	Boston Properties LP	3.85	2/1/2023	75,631
15,000	Simon Property Group LP	2.20	2/1/2019	14,958
				90,589

See accompanying notes to consolidated financial statements.

	Discretionary Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
	March 31, 2014
Principal ($)		Coupon Rate (%)	Maturity	Value
	RETAIL - 1.6%
$ 95,000	Home Depot, Inc.	5.40	3/1/2016	$ 103,499
25,000	Macy's Retail Holdings, Inc.	2.88	2/15/2023	23,408
40,000	Walgreen Co.	3.10	9/15/2022	38,428
				165,335
	TELECOMMUNICATIONS - 4.4%
200,000	AT&T Inc.	5.63	6/15/2016	220,167
100,000	Cisco Systems Inc.	5.50	2/22/2016	109,215
35,000	Motorola Solutions Inc.	3.75	5/15/2022	34,554
50,000	Orange SA	2.13	9/16/2015	50,824
40,000	Verizon Communications Inc.	4.15	3/15/2024	40,638
				455,398
	TRANSPORTATION - 0.8%
65,000	FedEx Corp.	2.63	8/1/2022	60,587
20,000	Union Pacific Corp.	3.75	3/15/2024	20,218
				80,805

	TOTAL COPORATE BONDS (Cost $3,844,303)			3,854,909

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 35.0%
	SOVEREIGN - 3.7%
400,000	Federal Home Loan Mortgage Corp.	1.3750	5/1/2020	381,172

	TREASURY INFLATION PROTECTED SECURITIES (TIPs) - 31.3%
940,000	United States Treasury Note/Bond	0.3750	1/31/2016	940,293
1,000,000	United States Treasury Note/Bond	1.2500	10/31/2015	1,015,468
75,000	United States Treasury Note/Bond	1.5000	8/31/2018	74,859
500,000	United States Treasury Note/Bond	1.5000	12/31/2018	496,250
500,000	United States Treasury Note/Bond	2.0000	9/30/2020	494,063
225,000	United States Treasury Note/Bond	2.7500	11/15/2023	226,019
				3,246,952

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $3,616,747)			3,628,124

Contracts		Strike Price	Expiration Date	Unrealized Gain (Loss)

	PURCHASED OPTIONS ON FUTURES CONTRACTS - 1.6%
	PURCHASED PUT OPTIONS ON FUTURES CONTRACTS - 0.8%
25	CBT Corn +	$ 4.2	Dec-14	$ 14,375
3	CBT Meal +	410.0	Jul-14	1,140
2	CBT Soybeans +	13.0	May-14	75
10	CBT Wheat +	6.0	Jul-14	2,688
40	CBT Wheat +	6.4	Jul-14	26,250
13	CME Cattle +	132.0	Jun-14	1,540
13	CME Lean Hogs +	121.0	Apr-14	2,600
5	Cotton +	75.0	Dec-14	7,300
5	Cotton +	85.0	Jul-14	2,950
10	Cotton +	70.0	Dec-14	7,500
3	IMM E-Mini Index +	1,840.0	May-14	3,615
5	Natural Gas +	4.4	May-14	7,450
5	Natural Gas +	4.4	Jun-14	10,000
10	Sugar #11 +	16.0	May-14	112
				87,595

See accompanying notes to consolidated financial statements.

	Discretionary Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
	March 31, 2014

	PURCHASED CALL OPTIONS ON FUTURES CONTRACTS - 0.8%
5	Cotton +	$ 88.0	May-14	$ 14,475
5	Cotton +	92.0	May-14	6,725
5	Cotton +	94.0	May-14	4,125
5	Cotton +	88.0	Jul-14	18,825
5	Cotton +	95.0	Jul-14	18,900
5	NYMEX Heating Oil APO +	290.0	May-14	15,876
				78,926

	PURCHASED OPTIONS ON FUTURES CONTRACTS (Premiums Paid $139,379)			166,521
Shares
	SHORT-TERM INVESTMENT - 3.6%
	MONEY MARKET FUND - 3.6%
372,344	Dreyfus Cash Management Fund - Institutional Class, 0.12% (a) (Cost $372,344)			372,344

	TOTAL INVESTMENTS (Cost $7,972,773) (b) - 77.3%			$ 8,021,898
	OTHER ASSETS IN EXCESS OF LIABILITIES (c)- 22.7%			2,354,493
	NET ASSETS - 100.0%			$ 10,376,391

Contracts		Strike Price	Expiration Date	Unrealized Gain (Loss)

	WRITTEN OPTIONS ON FUTURES CONTRACTS - (1.2) %
	WRITTEN PUT OPTIONS ON FUTURES CONTRACTS - (0.5) %
15	CBT Corn +	4.9	May-14	(5,344)
3	CBT Meal +	370.0	Jul-14	(240)
10	CBT Wheat +	7.0	May-14	(10,688)
20	CBT Wheat +	5.6	Dec-14	(7,625)
5	CBT Wheat +	6.0	Dec-14	(3,594)
2	CME Lean Hogs +	126.0	Apr-14	(1,600)
5	Cotton +	80.0	Jul-14	(1,100)
5	Cotton +	92.0	Jul-14	(9,000)
5	NY RBOB AP Gasoline +	255.0	Jul-14	(3,297)
5	NY RBOB AP Gasoline +	250.0	Aug-14	(4,200)
5	NYMEX Heating Oil APO +	270.0	Jun-14	(3,486)
				(50,174)

	WRITTEN CALL OPTIONS ON FUTURES CONTRACTS - (0.7) %
15	CBT Corn +	4.9	May-14	(18,094)
2	CBT Wheat +	6.1	May-14	(8,800)
10	CBT Wheat +	7.0	May-14	(9,313)
2	CME Lean Hogs +	126.0	Apr-14	(1,600)
5	Cotton +	98.0	May-14	(1,400)
5	Cotton +	92.0	Jul-14	(12,875)
5	Cotton +	80.0	Dec-14	(12,925)
5	NY RBOB AP Gasoline +	320.0	Apr-14	(21)
5	NY RBOB AP Gasoline +	323.0	Jul-14	(2,583)
5	NY RBOB AP Gasoline +	325.0	Aug-14	(2,793)
5	NYMEX Heating Oil APO +	302.0	May-14	(5,586)
				(75,990)

	WRITTEN OPTIONS ON FUTURES CONTRACTS (Premiums Received $139,379)			$ (126,164)

See accompanying notes to consolidated financial statements.

	Discretionary Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
	March 31, 2014
Contracts		Notional Amount at Value	Expiration Date	Unrealized Gain (Loss)

	LONG FUTURES CONTRACTS - (1.6) %
16	CBT Corn +	391,875.00	Jul-14	$ 13,525
47	CBT Corn +	1,139,875.00	Dec-14	31,012
6	CBT Corn +	145,750.00	May-14	4,850
2	CBT Soybean Meal +	90,220.00	May-14	5,640
20	CBT Soybeans +	1,411,125.00	May-14	52,875
32	CBT Wheat +	1,094,674.99	Jul-14	27,725
1	CBT Wheat +	34,962.50	May-14	(100)
10	CME Cattle +	545,600.00	Oct-14	9,800
6	CME Cattle +	334,200.00	Oct-14	(960)
10	CME Cattle +	559,560.00	Dec-14	1,440
7	CME Cattle +	407,040.00	Apr-14	1,340
12	CME Lean Hog +	590,020.00	Apr-14	14,780
1	CME Lean Hog +	34,160.00	Dec-14	1,920
2	COMEX High Grade Copper	149,625.00	May-14	1,650
3	CSC Cocoa +	90,120.00	Mar-15	(1,020)
1	CSC Coffee +	66,525.00	May-14	187
55	CSC Coffee +	3,861,618.75	Mar-15	(5,775)
56	CSC Coffee +	3,983,100.00	Jul-15	(8,850)
5	CSC Sugar #11 +	96,380.21	May-14	3,132
2	CSC Sugar #11 +	41,574.40	Oct-14	(22)
2	CSC Sugar #11 +	42,134.40	May-15	426
1	ICE HH Natural Gas +	11,018.15	May-14	(91)
4	ICE PEN Natural Gas +	44,611.00	Apr-14	72
145	ICE PEN Natural Gas +	1,685,354.00	Apr-14	(30,549)
Contracts		Notional Amount at Value	Expiration Date	Unrealized Gain (Loss)

	LONG FUTURES CONTRACTS - (1.6) % (CONT.)
5	IMM E-Mini Index +	458,225.00	Jun-14	7,925
10	LDN RC 10T +	207,600.00	May-14	800
8	LDN RC 10T +	1,520.00	May-14	(1,440)
1	LME Zinc SHG +	51,468.75	Apr-14	(2,175)
1	LME Zinc SHG +	53,075.00	Apr-14	(3,781)
1	LME Zinc SHG +	53,200.00	Apr-14	(3,906)
1	LME Zinc SHG +	52,787.50	Apr-14	(3,494)
1	LME Zinc SHG +	53,525.00	Apr-14	(4,231)
1	LME Zinc SHG +	48,850.00	Apr-14	444
1	LME Zinc SHG +	49,081.25	Apr-14	212
5	LME Zinc SHG +	245,750.00	Apr-14	719
1	LME Zinc SHG +	51,306.25	Apr-14	(2,013)
12	KCBT Wheat +	425,700.00	May-14	32,700
16	Life EURIB +	5,485,138.26	Dec-15	(1,188)
1	NYCE Cotton +	47,104.91	May-14	(345)
5	NYCE Cotton +	217,850.00	May-14	15,950
11	NYCE Cotton +	514,570.00	Jul-14	(45)
5	NYME Crude +	494,070.00	Jun-14	10,030
1	NYME Natural Gas +	44,940.00	May-14	(1,230)
2	NYME Platinum +	142,440.00	Jul-14	(360)
11	NYMEX NATURAL GAS +	486,420.00	Jul-14	2,090
				169,669

See accompanying notes to consolidated financial statements.

	Discretionary Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
	March 31, 2014
	SHORT FUTURES CONTRACTS - (1.6) %
5	CBT Corn +	120,775.00	Dec-14	(3,788)
14	CBT Corn +	341,550.00	May-14	(9,850)
38	CBT Corn +	922,075.00	Sep-14	(31,725)
11	CBT Meal +	483,510.00	May-14	(43,720)
9	CBT Soybean Oil +	231,504.00	May-14	13,236
4	CBT Soybean Oil +	104,148.00	May-14	7,140
5	CBT Soybeans +	296,462.50	Nov-14	(350)
4	CBT Soybeans +	281,100.00	Jul-14	(4,800)
5	CBT Soybeans +	300,812.50	Nov-14	4,000
2	CBT Soybeans +	118,475.00	Nov-14	(250)
26	CBT Wheat +	889,925.00	May-14	(16,500)
5	CBT Wheat +	180,250.00	Dec-14	750
10	CME Cattle +	542,200.00	Jun-14	(7,800)
16	CME Cattle +	875,120.00	Jun-14	(4,880)
7	CME Cattle +	384,740.00	Jun-14	(260)
12	CME Lean Hog +	607,180.00	Jun-14	(3,260)
1	CME Lean Hog +	43,260.00	Aug-14	(6,170)
4	CMX Gold +	521,120.00	Jun-14	7,600
9	CSC Cocoa M +	263,296.23	May-14	(2,654)
111	CSC Coffee +	7,856,681.25	May-15	10,369
4	CSC Sugar #11 +	85,288.00	Mar-15	(594)
29	ICE PEN Natural Gas +	321,610.00	Apr-14	1,885

	SHORT FUTURES CONTRACTS - (1.6) % (CONT.)
20	IMM Euro +	4,910,312.50	Jun-16	(1,937)
12	KCBT Wheat +	421,350.00	Jul-14	(37,800)
10	LDN RC 10T +	208,400.00	May-14	(1,000)
2	LDN RC 10T +	2,720.00	May-14	620
2	LDN RC 10T +	1,080.00	May-14	860
5	LME ZN SHG +	250,375.00	Apr-14	3,906
1	LME ZN SHG +	50,600.00	Apr-14	1,306
1	LME ZN SHG +	51,587.50	Apr-14	2,294
1	LME ZN SHG +	51,758.75	Apr-14	2,465
1	LME ZN SHG +	50,725.00	Apr-14	1,431
1	LME ZN SHG +	50,437.50	Apr-14	1,144
1	LME ZN SHG +	50,918.75	Apr-14	1,625
1	LME ZN SHG +	48,512.50	Apr-14	(781)
1	LME ZN SHG +	49,187.50	Apr-14	(106)
1	LME ZN SHG +	196,978.00	May-14	(522)
5	NYCE Cotton +	217,225.00	Jul-14	(16,650)
10	NYCE Cotton +	466,370.00	May-14	(1,230)
1	NYCE Cotton +	39,920.00	Dec-14	(80)
2	NYME Crude +	201,780.00	May-14	(1,380)
25	NYME Natural Gas +	1,080,870.00	May-14	(10,630)
5	NYMEX Crude +	467,410.00	Dec-14	(9,240)
2	NYMEX Palladium +	152,105.00	Jun-14	(3,315)
				(160,641)

	TOTAL NET UNREALIZED GAIN FROM OPEN FUTURES CONTRACTS			$ 9,028

* Non-income producing investment.
+ This investment is a holding of Meech Lake Commodity Fund LP which commenced operations on September 3, 2013 and is a wholly-owned subsidiary of Discretionary Managed Futures Strategy Fund.
LP - Limited Partnership.
(a) Money market fund; interest rate reflects the seven-day effective yield on March 31, 2014.
(b) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $7,833,607, including options, and differs by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:		$ 21,770
		Unrealized depreciation:		(27,877)
		Net unrealized depreciation:		$ (6,107)
( c ) Includes the net unrealized gain on options and futures which are presented separately in the consolidated portfolio of investments.

See accompanying notes to consolidated financial statements.

Discretionary Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2014

ASSETS
Investment securities:
At cost	$ 7,972,773
At value	$ 8,021,898
Cash	29,134
Cash held at Broker	2,483,868
Net unrealized appreciation from open futures contracts	9,028
Interest receivable	47,072
Prepaid expenses and other assets	1,785
Due from Broker	98,874
TOTAL ASSETS	10,691,659

LIABILITIES
Options written, at fair value (premiums received $139,379)	126,164
Due to custodian	1,414
Payable for investments purchased	50,720
Incentive fees payable	64,877
Investment advisory fees payable	9,672
Management fees payable	15,278
Distribution (12b-1) fees payable	2,201
Fees payable to other affiliates	2,958
Accrued expenses and other liabilities	41,984
TOTAL LIABILITIES	315,268
NET ASSETS	$ 10,376,391

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 10,179,404
Accumulated net investment loss	(131,250)
Accumulated net realized gain from security transactions	347
Accumulated net realized gain from options and futures contracts	256,522
Net unrealized appreciation on investments	71,368
NET ASSETS	$ 10,376,391

Shares of beneficial interest outstanding	1,023,884
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a)	$ 10.13
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (a)	$ 10.75

(a) Redemptions of shares held less than 90 days may be assessed a redemption fee of 1.00%.

See accompanying notes to consolidated financial statements.

Discretionary Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period* Ended March 31, 2014

INVESTMENT INCOME
Interest	$ 29,422
TOTAL INVESTMENT INCOME	29,422

EXPENSES
Investment advisory fees	44,608
Distribution (12b-1) fees	6,373
Incentive fees +	64,877
Professional fees	38,935
Management fees +	28,568
Administrative services fees	22,472
Compliance officer fees	12,089
Printing and postage expenses	11,503
Transfer agent fees	14,160
Accounting services fees	14,180
Trustees fees and expenses	7,166
Custodian fees	4,882
Registration fees	885
Insurance expense	70
Other expenses +	2,709
TOTAL EXPENSES	273,477

Less: Fees waived and expenses reimbursed by the Advisor	(93,680)
Less: Fees waived by other affiliates	(19,125)

NET EXPENSES	160,672
NET INVESTMENT LOSS	(131,250)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain(loss) from:
Security transactions	347
Future contracts	(30,999)
Options on futures contracts	287,521
Total realized gain	256,869
Net change in unrealized appreciation on:
Security transactions	49,125
Options on futures contracts	13,215
Future contracts	9,028
Total change in unrealized appreciation	71,368

NET GAIN FROM INVESTMENTS	328,237

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 196,987

+ This is an expense of the Meech Lake Commodity Fund LP. See note 4.
* Commencement of operations was September 3, 2013

See accompanying notes to consolidated financial statements.

Discretionary Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Period*
Ended March 31, 2014
FROM OPERATIONS
Net investment loss	$ (131,250)
Net realized gain from security transactions and future contracts	256,869
Net change in unrealized appreciation on
security transactions and future contracts	71,368
Net increase in net assets resulting from operations	196,987

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	10,179,429
Payments for shares redeemed	(25)
Net increase in net assets from shares of beneficial interest	10,179,404

TOTAL INCREASE IN NET ASSETS	10,376,391

NET ASSETS
Beginning of Period	-
End of Period *	$ 10,376,391
*Includes accumulated net investment loss of:	$ (131,250)

* Commenced operations September 3, 2013.

SHARE ACTIVITY
Class A:
Shares Sold	1,023,887
Shares Redeemed	(3)
Net increase in shares of beneficial interest outstanding	1,023,884

See accompanying notes to consolidated financial statements.

Discretionary Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

		Class A
		Period* Ended
		March 31, 2014
Net asset value, beginning of period		$ 10.00

Activity from investment operations:
	Net investment loss (1)	(0.12)
	Net unrealized gain
	on investments	0.25
Total from investment operations		0.13

Net asset value, end of period		$ 10.13

Total return (2)(5)		1.30%

Net assets, at end of period (000s)		$ 10,376

Ratios Including the expenses of DMFS Fund Limited (DMFSF):
Ratio of gross expenses to average
	net assets (3)(4)(6)	10.73%
Ratio of net expenses to average
	net assets (4)(6)	6.30%
Ratio of net investment loss
	to average net assets (4)	(5.15)%

Portfolio Turnover Rate (5)		48%
*	Commencement of Operations was September 3, 2013.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns shown exclude the effect of applicable sales charges.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(4)	Annualized for periods less than one full year.
(5)	Not annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Discretionary Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2014

1.

ORGANIZATION

The Discretionary Managed Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund currently offers one class of shares. The Fund seeks positive absolute returns. The Fund's investment objective may be changed by the Fund's Board of Trustees upon 60 days written notice to shareholders.

The Meech Lake Commodity Fund, LP, is a Delaware limited partnership. The Partnership was formed on February 28, 2013, and commenced operations on September 1, 2014. The Partnership engages in speculative trading of commodity futures contracts, options on commodities or commodity futures contracts, and may trade forward contracts.

Class A shares are offered at net asset value plus a maximum sales charge of 5.75% and are subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares of the Fund.

The consolidated financial statements include Discretionary Managed Futures Strategy Fund and its wholly owned subsidiary DMFSF Fund Limited (“DMFSF”) and the Meech Lake Commodity Fund, LP.  DMFSF commenced operations on September 3, 2013 and is incorporated in the Cayman Islands as an exempted company with limited liability.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as

Discretionary Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as a valuation firm or certified public accounting firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Futures Contracts - The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market

Discretionary Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.   Risks may exceed amounts recognized in the consolidated statement of assets and liabilities.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. For the year ended March 31, 2014, the Fund had realized losses of $30,999 from futures contracts.

Options Transactions - The Fund is subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.  When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended March 31, 2014, the Fund had realized gains of $287,521 from options contract written.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Discretionary Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ -	$ 3,854,909	$ -	$ 3,854,909
U.S. Government & Agency Obligations	-	3,628,124	-	3,628,124
Purchased Options on Futures Contracts **	166,521	-	-	166,521
Open Futures Contracts**	9,028	-	-	9,028
Short-Term Investment	372,344	-	-	372,344
Total	$ 547,893	$ 7,483,033	$ -	$ 8,030,926
Liabilites *	Level 1	Level 2	Level 3	Total
Open Options on Futures Contracts**	126,164	-	-	126,164
Total	$ 126,164	$ -	$ -	$ 126,164

There were no transfers in to or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any level 3 securities during the period.

* See Consolidated Portfolio of Investments for industry classifications.

** Includes cumulative net unrealized gain on futures and options on futures contracts open at March 31, 2014.

Discretionary Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include DMFSF Fund Limited, a wholly-owned and controlled foreign subsidiary. And the Meech Lake Commodity Fund, LP, a Delaware limited partnership.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.  The Fund generally consolidates the results of subsidiaries in which the Fund holds a controlling economic interest.  Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary.  However, the Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists.  These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership.  All significant inter-company accounts and transactions have been eliminated in consolidation.

A summary of the net assets of DMFSF is as follows:

		% of Fund's Total
Inception Date of	DMFSF Net Assets at	Assets at
DMFSF:	March 31, 2014	March 31, 2014
4/29/2013	$ 2,566,996	24.30%

The Fund currently invests a portion of its assets in Meech Lake Commodity Fund, L.P (Meech Lake).  The Fund may redeem its investment from Meech Lake at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.  As of March 31, 2014 the percentage of the Fund’s total assets invested in Meech Lake was 16%.  The performance of the Fund may be directly affected by the performance of Meech Lake.

For tax purposes, DMFSF is an exempted Cayman investment company.  DMFSF has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes.  No such taxes are levied in the Cayman Islands at the present time.  For U.S. income tax purposes, DMFSF is a CFC which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax.  However, as a wholly-owned CFC, DMFSF’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures program, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Discretionary Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Discretionary Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended March 31, 2014:

Derivative Investment Type	Primary Risk Exposure	Location of Gain (Loss) on Derivatives recognized in income	Realized and Unrealized Gain (Loss) on Derivatives recognized in income
Futures contracts	Commodity And Index Risk	Net realized loss from futures transactions	$ (30,999)
Futures contracts	Commodity And Index Risk	Net change in unrealized appreciation on futures transactions	$ 9,028
Option contracts	Commodity And Index Risk	Net realized gain from option transactions	$ 287,521
Option contracts	Commodity And Index Risk	Net change in unrealized appreciation on option transactions	$ 40,357
Total			$305,907

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Discretionary Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

Offsetting of Financial Assets and Derivative Assets –

The following table presents the Fund’s asset or liability derivatives available for offset under a master netting arrangement net of collateral pledged as of March 31, 2014.

Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/Received (1)	Net Amount
Futures Contracts	$ 9,028	$ -	$ 9,028	$ -	$ 9,028	$ -
Options Purchased of Futures Contracts	166,521	-	166,521	-	166,521	-
Total	$ 175,549	$ -	$ 175,549	$ -	$ 175,549	$ -

Liabilities:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/Received (1)	Net Amount
Options Written of Futures Contracts (2)	$ 126,164	$ -	$ 126,164	$ -	$ 126,164	$ -
Total	$ 126,164	$ -	$ 126,164	$ -	$ 126,164	$ -

(1)

Collateral pledged in table above is capped by the recorded investment balances related to the options written, options purchased, and futures contracts based on the information that was available to the Fund as of March 31, 2014. Total collateral held by the broker as of March 31, 2014 in the form of cash was $2,483,868 as presented gross on the consolidated statement of assets and liabilities.

(2)

Written options at value as presented in the Portfolio of Investments.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the period ended March 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $9,088,169 and $1,608,848, respectively.

Discretionary Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

4.

OPTIONS WRITTEN

During the period ended March 31, 2014 the Fund’s realized gain on option contracts subject to equity price risk amounted to $287,521, which serves as an indicator of the volume of derivative activity for the Funds during the period.

A summary of option contracts written by the Fund during the period ended March 31, 2014, were as follows:

	Number of Options *	Option Premiums

Options outstanding at beginning of year	-	$ -
Options written	145	139,589
Options exercised	-	-
Options closed	-	-
Options expired	(1)	(210)
Options outstanding at end of year	144	$ 139,379

* One option contract is equivalent to one hundred shares of common stock.

5. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Triumph Alternatives, LLC, serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until July 31, 2014, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, taxes, interest, brokerage fees and commissions, expenses of other investment companies in which the Fund may invest, borrowing costs (such as interest and dividend expense on securities sold short) or extraordinary expenses such as litigation) do not exceed 2.59% per annum of the Fund’s average daily net. For the period ended March 31, 2014, the Advisor waived fees and reimbursed expenses in the amount of $93,680.

Discretionary Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 2.59% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 2.59% of average daily net assets. If Fund Operating Expenses subsequently exceed 2.59%, respectively per annum of the average daily net assets, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The Trust, on behalf of the Fund, has adopted the Trusts’ Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.   The Distributor is an affiliate of GFS. For the period ended March 31, 2014, the Distributor did not receive any underwriting commissions for sales of Class A shares.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund. During the period ended March 31, 2014, GFS waived $19,125 in expenses to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)- Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

Discretionary Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

6.  TAX COMPONENTS OF CAPITAL

As of March 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ 180,840	$ -	$ -	$ -	$ -	$ 16,147	$ 196,987

The difference between book basis and tax basis unrealized appreciation, and accumulated net realized gain from investments is primarily attributable to the tax deferral of losses on wash sales and the Fund’s holding in DMFSF Fund Ltd.

7.  REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. For the period ended March 31, 2014, the Fund assessed no redemption fees.

8.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates the presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. At March 31, 2014 MAC & Co. owned 97.08%, either directly or indirectly, of the voting securities of the Fund.

9.  SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Discretionary Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Discretionary Managed Futures Strategy Fund (the Fund), a separate series of the Northern Lights Fund Trust III as of March 31, 2014, and the related consolidated statements of operations, changes in net assets, and the financial highlights for the period from September 3, 2013 (commencement of operations) to March 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Discretionary Managed Futures Strategy Fund as of March 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the period from September 3, 2013 (commencement of operations) to March 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

May 30, 2014

Discretionary Managed Futures Strategy Fund

Additional Information (Unaudited)

March 31, 2014

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-985-9750; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-985-9750; and on the Commission’s website at http://www.sec.gov.

Approval of Advisory Agreement – Discretionary Managed Futures Strategy Fund

In connection with a meeting held on February 14, 2013, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Triumph Alternatives, LLC (“Triumph”) and the Trust, with respect to the Discretionary Managed Futures Strategy Fund (“Discretionary”).  The Trustees also considered the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Triumph and Milne, LLC d/b/a JKMilne Asset Management (“JAM”), with respect to Discretionary.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor.  The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory and Sub-Advisory Agreements.

Nature, Extent & Quality of Service.  The Board noted that Triumph is a new advisory firm, organized to manage Discretionary, which offers a unique approach allowing retail mutual fund clients to gain access and exposure to a strategy comprised of commodity trading advisors usually targeted for institutional investors.  The Board further noted that Triumph has secured very impressive and experienced key professionals with expertise in global macro and foreign exchanges to service Discretionary.  The Board noted that Triumph will supervise and review performance of JAM, make inquiries with regard to investment outlook and portfolio composition and monitor JAM’s compliance with its regulatory requirements. The Board concluded that Triumph has the potential to deliver quality service to the shareholders.

Discretionary Managed Futures Strategy Fund

Additional Information (Unaudited) (Continued)

March 31, 2014

Performance. The Board noted that Discretionary had not yet commenced operations, and, therefore, it could not consider the Fund’s past performance.  However, the Trustees noted Triumph has lined up strong resources and talent that have had success in past advisory roles, which indicates that the team can potentially deliver strong performance.  The Board concluded that Triumph has the experienced and skilled staff necessary to deliver positive performance for the future shareholders of Discretionary and to the Board’s expectations.

Fees & Expenses.  The Board noted that Triumph will charge a management fee of 1.75% which is higher than its peer group average of 1.38%; but noted however, the peer group consists of well-established funds with significant assets under management.  The Board also noted that the proposed management fee is higher than its Morningstar category average of 1.28%, but within the range of fees charged by category funds (0.00% - 2.99%).  The Board further noted that the Discretionary’s estimated expense ratio of 2.59% is lower than both its peer group and Morningstar category average.   The Board considered the underlying cost of the commodity pools Discretionary will invest in, which could be significant, and concluded that Triumph’s advisory fee is reasonable because of Discretionary’s unique hedge fund type strategy managed by individuals with considerable expertise and skill.

Economies of Scale. The Board discussed the anticipated size of Discretionary, and its prospects for growth.  The Trustees concluded that based on the anticipated size of Discretionary, Triumph is unlikely to realize economies justifying breakpoint during the initial term of the agreement.  However, a representative of Triumph agreed with the Board that as Discretionary grows and Triumph achieves economies of scale, it would be willing to evaluate breakpoints. The Board agreed to monitor and address the issue at the appropriate time and would expect Triumph to negotiate in good faith when the issue is ripe.

Profitability.  The Trustees acknowledged that Triumph anticipates the realization of meaningful profits during the initial two years of the Advisory Agreement, but concluded that because of the “unique nature” of Discretionary’s strategy and significant skill and expertise of Triumph staff, the estimated profits appeared reasonable.

Conclusion.  Having requested and received such information from Triumph as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable and that approval of the Advisory Agreement was in the best interests of the Trust and the shareholders of Discretionary.

Milne, LLC d/b/a JKMilne Asset Management (“JAM”) – Sub-Adviser to Discretionary

Nature, Extent & Quality of Services.  The Board noted that JAM has been providing investment management services to institutional clients since 2004, and currently manages approximately $1.7 billion in assets.  The Board further noted that JAM’s key professionals have impressive backgrounds and experience in the financial services industry with expertise in fixed income portfolio management.  The Board discussed the fact that JAM will assist in the development of a fixed income investment strategy to compliment Triumph’s managed futures strategy.  The Board also noted that JAM will provide research in the form of credit, economic and technical market analysis.  The Board noted that JAM appears to have a strong compliance program and will monitor compliance to investment guidelines with production and review of daily, weekly and monthly reports for pre-trade, post-trade and end of day compliance.  The Board discussed the fact that

Discretionary Managed Futures Strategy Fund

Additional Information (Unaudited) (Continued)

March 31, 2014

JAM has been recognized in Lipper’s 2011 & 2012 ranking of top money managers, Pension & Investment’s 2011 & 2012 ranking of largest money managers as well as INC 500/5000’s fastest growing private companies. The Board concluded that JAM has the potential to provide quality service to the Discretionary and its future shareholders.

Performance.  The Board reviewed performance data for the JKMilne Active Intermediate Composite, noting the performance of the composite was good (1 year performance of 4.99% and inception to date performance (September 2004) of 5.46%), outperforming its benchmark, the Intermediate Government Credit, which returned 3.89% and 4.76%, respectively.  The Board concluded that JAM has the potential to deliver positive performance to Discretionary and its future shareholders.

Fees & Expenses.  JAM proposed a sub-advisory fee of 0.20%.  The Board noted this is consistent with the fee JAM currently charges its fixed income separately managed account clients, which averages approximately 0.20% average management fee with a tiered fee arrangement based on account size.  The Board concluded the sub-advisory fee is reasonable.

Economies of Scale.  Based on the anticipated size of Discretionary and the fact that only a portion of Discretionary’s assets will be allocated to JAM, the Trustees concluded that meaningful economies of scale will not be realized during the initial term of the agreement.   They agreed that this is a matter most appropriately considered at the advisory fee level.  The Trustees noted that it would be in Discretionary’s best interests to negotiate breakpoints if possible, because lower fees improve performance and assist in asset gathering.  The Board agreed it will monitor and address at the appropriate time.

Profitability.  The Board considered the anticipated profits to be realized by JAM in connection with the operation of Discretionary and whether the amount of profit is a fair entrepreneurial profit for the management of Discretionary.  The Trustees noted that while JAM anticipates earning a modest profit during the first year, because of the anticipated asset levels during the initial term of the agreement, the Board was satisfied that the sub-adviser’s level of profitability from its relationship with Discretionary would be reasonable.

Conclusion. Having requested and received such information from JAM as the Board believed to be reasonably necessary to evaluate the terms of the investment sub-advisory agreement, and as assisted by the advice of independent counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Trust and the future shareholders of Discretionary.

Discretionary Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year if Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, since 2008); Legal Consultant, Jensen Consulting (2004-2008).	26

Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007); Lifetime Achievement Fund, Inc. (since February 2012).

John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Chairman Since May 8, 2014, Indefinite	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	134	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Anthony M. Payne 1942	Trustee	Since February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996-2008).	26	Lifetime Achievement Fund, Inc. (February 2012 to April 2012)

Discretionary Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Continued) (Unaudited)

March 31, 2014

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark H. Taylor*** 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	134

Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc.   (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).

Jerry Vincentini 1940	Trustee	Since February 2012, Indefinite	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	26	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).

* The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

** The "Fund Complex" includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, and Northern Lights Variable Trust.

*** Mark H. Taylor also serves as an independent trustee of Northern Lights Fund Trust (“NL Trust”) and Northern Lights Variable Trust, each separate trust in the Fund Complex.  On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees of the Trust, and one former Trustee.  To settle the SEC’s charges, GFS and NLCS each agreed to pay penalties of $50,000, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order.  The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions.  There were no allegations that shareholders suffered any monetary harm.  The SEC charges were not against the Adviser or the Funds.

Discretionary Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Continued) (Unaudited)

March 31, 2014

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006-2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006-2008); and President and Manager, GemCom LLC (2004-2011).

Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite

Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).

Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite

Staff Attorney, Gemini Fund Services, LLC (March, 2013 to present), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)

William Kimme 17605 Wright Street Suite 2, Omaha, NE 68130 1962	Chief Compliance Officer	Since February 2012, indefinite

Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-985-9750.

3/31/14-NLFT III-V2

Discretionary Managed Futures Strategy Fund

EXPENSE EXAMPLES

March 31, 2014 (Unaudited)

As a shareholder of the Discretionary Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period*	Expense Ratio During Period+
Actual	$1,000.00	$ 1,013.00	$13.07	2.59%

Hypothetical (5% return before expenses)	$1,000.00	$1,012.08	$13.06	2.59%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

+Annualized.

PRIVACY NOTICE

Rev. February 2014

NORTHERN LIGHTS FUND TRUST III

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■

Social Security number and income

■

assets, account transfers and transaction history

■

investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■

open an account or give us contact information

■

provide account information or give us your income information

■

make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates’ everyday business purposes—information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-985-9750 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-985-9750.

INVESTMENT ADVISOR

Triumph Alternatives, LLC

18 West 140 Butterfield Road,

15th Floor

Oak Brook, IL 60181

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $14,500

(b)

Audit-Related Fees

2014 – None

(c)

Tax Fees

2014 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 – None

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/9/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/9/14

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

6/9/14